Loans Held For Investment	12 Months Ended
Dec. 31, 2011
Loans Held For Investment [Abstract]
Loans Held For Investment

Note 3 - Loans Held for Investment

The composition of net loans held for investment by class as of December 31, 2011 and 2010 is as follows:

	2011	2010
	(dollars in thousands)

Commercial
Commercial	$45,907	$51,679
Real estate - commercial	114,944	105,123
Other real estate construction loans	31,601	52,270
Noncommercial
Real estate 1 - 4 family construction	5,543	4,332
Real estate - residential	101,847	103,781
Home equity	51,413	52,034
Consumer loans	14,710	17,721
Other loans	602	739

	366,567	387,679
Less:
Allowance for loan losses	(6,815)	(9,067)
Deferred loan (fees) costs, net	108	90

Loans held for investment, net	$359,860	$378,702

Although the subsidiary banks' loan portfolios are diversified, there is a concentration of mortgage real estate loans, primarily one to four family residential mortgage loans, which represent 41.81% of total loans. Additionally, there is concentration in commercial loans secured primarily by real estate, shopping center locations, commercial land development, commercial buildings and equipment that comprise 31.36% of total loans. There is not a concentration of a particular type of credit in this group of commercial loans.

Total impaired loans, which consisted of nonaccrual loans and other loans identified by management as impaired, totaled $33.1 million and $43.3 million at December 31, 2011 and 2010, respectively. The nonaccrual status of these loans had the effect of reducing net income by $571,722 in 2011 and $852,599 in 2010. Of the $33.1 million in impaired loans at December 31, 2011, $18.9 million were in the commercial segment and carried allowances totaling $1.1 million while $14.2 million were in the noncommercial segment and carried allowances totaling $1.5 million. The commercial segment had $14.9 million evaluated and required no specific allowance while the noncommercial segment had $8.5 million evaluated and required no specific allowance. Of the $43.3 million in impaired loans at December 31, 2010, $12.5 million were in the commercial segment and carried allowances totaling $3.6 million while $4.4 million were in the noncommercial segment and carried allowances totaling $1.0 million. The commercial segment had $19.5 million evaluated and required no specific allowance while the noncommercial segment had $6.8 million evaluated and required no specific allowance. There were no loans 90 past due and still accruing at December 31, 2011 and $407,223 at December 31, 2010.

Restructured loans at December 31, 2011 totaled $6.0 million of which all $6.0 million are included in the impaired loan total. The carrying value of foreclosed properties held as other real estate was $10.3 million and $2.0 million at December 31, 2011 and 2010, respectively.

The Company's loan policies are written to address loan-to-value ratios and collateralization methods with respect to each lending category. Consideration is given to the economic and credit risk of lending areas and customers associated with each category.